UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

INERGETICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-3338	22-1558317
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street, Suite 1212, Newark, NJ	07102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 604-2500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Securities Purchase Agreement dated as of June 16, 2015, 12% Convertible Note due June 16, 2016.

Inergetics, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) entered into a securities purchase agreement (“SPA 1”), dated as of June 16, 2015, with an accredited investor (“Buyer 1”). Pursuant to the terms of SPA 1, the Company issued and sold to Buyer 1 a 12% convertible promissory note in the aggregate principal amount of $52,500 (“Note 1”) which was paid for by Buyer 1 on June 17, 2015.

Note 1 matures on June 16, 2016 and is convertible in whole or in part into shares of the Company's common stock, at the option of Buyer 1 at any time prior to the maturity date at a per share conversion price (the “Conversion Price”) equal to the lower of (i) a 38% discount from the lowest Trading Price (as defined in Note 1) of the Company’s common stock for the 10 trading days prior to the date that the holder requests a conversion and (ii) $0.07. The Conversion Price is subject to anti-dilution protection as provided in SPA 1.

Note 1 is subject to prepayment at any time by the Company, but if such prepayment occurs at any time beginning 75 days after the issue date but prior to the maturity date, the Company may prepay Note 1 by paying to the holder an amount equal to 130% of the outstanding principal amount of Note 1. Upon a Qualified Offering (as defined in Note 1), the Company is required to prepay Note 1 on the terms provided in Note 1.

The foregoing description of SPA 1 and Note 1 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Securities Purchase Agreements dated as of July 13, 2015, 12% Convertible Notes due July 13, 2016.

The Company entered into a securities purchase agreement (“SPA 2”), dated as of July 16, 2015, with two (2) accredited investors (“Buyers 2 & 3”). Pursuant to the terms of SPA 2, Buyers 2 & 3 each purchased from the Company, a 12% convertible promissory notes of the Company, in the aggregate principal amount of $145,500 per note or $291,000 in the aggregate (“Notes 2 and 3”) which were paid for by Buyer 2 & 3 on July 14, 2015 and July 16, 2015, respectively.

Notes 2 and 3 mature on July 13, 2016 and are convertible in whole or in part into shares of the Company's common stock, at the option of Buyers 2 & 3, respectively, at any time prior to the maturity dates thereof at a conversion price (collectively, the “Conversion Price”) equal to the lower of (i) a 38% discount from the lowest Trading Price of the Company’s common stock for the 10 trading days prior to the date that the holder requests a conversion and (ii) $0.07. The Conversion Price is subject to anti-dilution protection as provided in the SPA 2.

Notes 2 and 3 are each subject to prepayment at any time by the Company, but if such prepayment occurs at any time beginning 75 days after the issue date of Notes 2 and 3 respectively, but prior to the maturity dates thereof, the Company may prepay Notes 2 and 3 by paying to Buyers 2 & 3 an amount equal to 130% of the outstanding principal amount of Notes 2 & 3, respectively. Upon a Qualified Offering (as defined in Notes 2 and 3), the Company is required to prepay Notes 2 and 3 on the terms provided in Notes 2 and 3.

The foregoing description of SPA 2 and Notes 2 and 3 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, forms of which are filed herewith as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference herein.

Possible PO Financing Arrangements and Related Materials

In order to provide financing to have the Company’s manufacturers produce certain of the Company’s products, the Company is currently negotiating the terms of a purchase order financing arrangement with Buyers 2 & 3 (the “Potential PO Lenders”), pursuant to which the Potential PO Lenders would make available up to $1,000,000 in purchase order financing to the Company against purchase orders for the Company’s products by the Company’s customers, which purchase orders would need to be approved by the Potential PO Lenders. No assurances can be given when, if ever, a purchase order arrangement will be entered into or the terms thereof. If, a purchase order arrangement is entered into, the PO Lenders have discussed with the Company converting and/or exchanging Notes 2 and 3 into notes and/or financial obligations of the Company having the same or similar terms as the terms for any purchase order financing the Potential PO Lenders would receive if they and the Company enter into a purchasing order financing arrangement. Such Potential PO Lenders have discussed preliminarily providing the Company with an account receivable financing facility to provide the Company with funding for working capital and general corporate purposes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

All offers and sales of Note 1, Note 2 and Note 3 were made by the Company pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 4(2) and Rule 506 of Regulation D of the 1933 Act.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the 1933 Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. These risks and uncertainties include, without limitation, the Company's ability to continue to raise capital to fund its operations and lack of operating capital; as well as other risks. Additional information about these and other risks are set forth in the Company's Annual Report on Form 10-K. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	Form of Securities Purchase Agreement dated as of June 16, 2015 (for Note 1)

	10.2	Form of 12% Convertible Note dated June 16, 2015 (for Note 1)

	10.3	Form of Securities Purchase Agreement dated as of July 13, 2015 (for Note 2 and 3)

	10.4	Form of 12% Convertible Note dated July 13, 2015 (for Note 2 and 3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGETICS, INC.

Date: July 21, 2015	/s/ Michael C. James

Michael C. James

Chief Executive Officer and Chief Financial Officer